PACIFIC CAPITAL CASH ASSETS TRUST
PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

Supplement to the
Prospectus and the Summary Prospectuses, each dated July 31, 2011

After consultation with management of the Trust, the Board of Trustees has authorized the liquidation of each of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust (each, a “Fund” and, jointly, the “Funds”).  It is anticipated that each Fund will be liquidated on or about December 8, 2011 (the “Liquidation Date”).  The Funds will not accept new investments on or after December 5, 2011.

As the Liquidation Date approaches, the Funds’ Investment Adviser is expected to increase the portion of each Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments, in seeking to maintain adequate liquidity and a stable net asset value of $1.00 per share until the Liquidation Date.  Each Fund will cease to pursue its investment objective as the Liquidation Date approaches.

All accounts remaining in each Fund on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date and the proceeds, including accrued dividends and capital gains, if any, will be sent to the account’s address of record.

If you hold Fund shares through an individual retirement account and receive a check representing your investment in the Fund, it will be treated as a distribution from your individual retirement account.  You may be eligible to roll over your distribution, within 60 days after you receive it, into another individual retirement account.  However, rollovers are subject to certain limitations, including as to frequency.  You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.

The last sentence of the first paragraph on the first page of each Fund’s Summary Prospectus is deleted and replaced with the following:

       The Fund's Prospectus and Statement of Additional Information, both dated July 31, 2011, as supplemented on October 5, 2011, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated March 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

The date of this supplement is October 5, 2011